                                              Filed pursuant to Rule 424(b)(3)
                                                    Registration No. 333-37794


             PROSPECTUS SUPPLEMENT NO. 1 DATED APRIL 18, 2001 TO THE
                        PROSPECTUS DATED MARCH 9, 2001 OF
                       VERTEX PHARMACEUTICALS INCORPORATED

This Prospectus Supplement No. 1 amends the information in the table under the caption "Selling Holders" in the Prospectus dated March 9, 2001 by deleting the information contained in the table regarding the Selling Security Holders with respect to the principal amount of notes and common stock of Vertex Pharmaceuticals Incorporated and substituting therefor the following table:


                                                                                NUMBER OF SHARES OF
                                                                               COMMON STOCK ISSUABLE
                                                            RINCIPAL AMOUNT      UPON CONVERSION OF
                                                             OF NOTES OWNED     BENEFICIALLY THE NOTES
                                                            AND OFFERED (1)       THAT MAY BE OFFERED
NAME OF SECURITY HOLDER
AAM/Zazone Institutional Income Fund L.P.                       $ 850,000               9,213

AFTRA Health Fund                                                $300,000               3,251

AIG/National Union Fire Insurance                               $ 975,000              10,567

Alexandra Global Investment Fund 1 Ltd                        $ 3,000,000              32,516

AllState Insurance Company                                    $ 2,000,000              21,677

Alpine Associates                                             $ 4,600,000              49,859

Alpine Partners, L.P                                            $ 700,000               7,587

American Motorist Insurance Company                             $ 763,000               8,270

Arapahoe County Colorado                                         $ 75,000                 812

Arkansas Teachers Retirement                                  $ 5,850,000              63,407

Argent Classic Arbitrage fund (Bermuda) L.P.                  $ 4,400,000              47,691


Argent Classic Convertible Arbitrage Fund  (Bermuda) L.P      $ 5,400,000              58,530

Argent Classic Convertible Arbitrage Fund L.P                 $ 1,600,000              17,342

Associated Electric & Gas Insurance Services Limited            $ 400,000               4,335

Attorney's Title Insurance Fund, Inc                            $ 500,000               5,419

Bank Austria Cayman Island, L                                 $ 5,800,000              62,865

Baptist Health Southern Florida                                 $ 297,000               3,219

Bear Stearns                                                  $ 5,000,000              54,195

BNP Cooper Neff  Convertible Strategies Fund, L.P.              $ 188,000               2,037

Boilermakers Blacksmith Pension Trust                         $ 1,650,000              17,884

Boston Museum of Fine Arts                                      $ 151,000               1,636

Boulder II Limited                                            $ 2,850,000              30,891

BP Amoco PLC Master Trust                                     $ 1,758,000              19,054

California Public Employees Retirement System Nominee Name    $ 3,000,000              32,516
Surfboard & Co.

CALAMOS Market Neutral Fund-CALAMOS Investment Trust          $ 1,670,000              18,101

Canyon Value Realization (Cayman) Ltd.                       $ 11,000,000             119,228

CFFX, LLC                                                     $ 2,000,000              21,677

Chrysler Corporation Master Retirement Trust                  $ 1,130,000              12,248

CIBC World Markets                                            $ 6,000,000              65,033

City of New Orleans                                             $ 315,000               3,414

City University of New York                                     $ 185,000               2,005

Clinton Riverside Convertible Portfolio Limited               $ 4,500,000              48,775

Conseco Fund Group - Convertible Securities Fund              $ 3,250,000              35,226



Conseco Health Insurance Company - Convertible                $ 1,500,000              16,258

Conseco Senior Health Insurance Company Convertible           $ 1,500,000              16,258

Conseco Variable Insurance Company - Convertible                $ 750,000               8,129

Consulting Group Capital Markets Funds                          $ 450,000               4,877

Cova Bond Debenture Fund                                        $ 500,000               5,419

Credit Suisse First Boston Corporation                         $5,000,000              54,196

D.E. Shaw Investments, L.P.                                   $ 1,500,000              16,258

D.E. Shaw Valence, L.P                                        $ 5,500,000              59,614

Deephaven Domestic Convertible Trading Co                     $ 1,000,000              10,838

Delphi Financial Group, Inc.                                     $500,000               5,419

Delaware PERS                                                 $ 1,840,000              19,943

Deutsche Bank Securities                                     $ 48,500,000             525,688

Elf Aquitaine                                                   $ 200,000               2,167

Engineers Joint Pension Fund                                    $ 621,000               6,730

Employee Benefit Convertible Securities Fund                    $ 200,000               2,167

Franklin and Marshall College                                   $ 245,000               2,665

First Republic Bank                                             $ 225,000               2,438

Fuji U. S. Income Open                                          $ 500,000               5,419

Gaia Offshore Master Fund Ltd.                                $ 2,500,000              27,097

Goldman Sachs and Company                                        $ 52,000                 564

Grady Hospital Foundation                                       $ 161,000               1,745

Granville Capital Corporation                                 $ 6,000,000              65,033

Hamilton Partners Limited                                     $ 4,000,000              43,355



HFR Master Fund, Ltd                                            $ 130,000               1,409

Highbridge International LLC                                 $ 18,000,000             195,100

Hotel Union & Hotel Industry of Hawaii                          $ 980,000              10,622

ICI American Holdings Trust                                     $ 980,000              10,622

Independence Blue Cross                                         $ 138,000               1,495

Island Holdings                                                  $ 60,000                 650

ITG, Inc                                                        $ 203,000               2,200

JAS Securities                                                 $2,250,000              24,387

J.P. Morgan Securities, Inc.                                 $ 10,950,000             118,686

Jeffries & Company Inc.                                          $ 11,000                 119

Kentfield Trading, Ltd.                                       $ 3,760,000              40,754

Lazard Freres & Co. LLC                                       $ 1,000,000              10,838

Lehman Brothers International Europe                          $ 1,550,000              16,800

Lipper Convertibles Series II, L.P.'s                         $ 1,875,000              20,323

Lipper Offshore Convertibles, L.P.                            $ 1,875,000              20,323

Lipper Offshore Convertibles, L.P. #2                           $ 750,000               8,129

Lippers Convertibles, L.P.'s (Class B)                          $ 436,000               4,725

Local Initiatives Union                                          $ 72,000                 780

Lord Abbett Bond Debenture Fund                               $ 2,000,000              21,677

Lord Abbett Bond Debenture Fund                                 $ 500,000               5,419

Lumberman's Mutual Casualty                                     $ 643,000               6,969

Mainstay Convertible Fund                                     $ 5,000,000              54,194

Mainstay VP Convertible Portfolio                             $ 1,000,000              10,838

McMahan Securities                                             $2,150,000              23,303



Morgan Stanley & Co.                                          $ 5,000,000              54,194

Motion Picture Industry Health Plan - Active Member Fund         $130,000               1,409

Motion Picture Industry Health Plan - Retiree Member Fund        $ 60,000                 650

Nabisco Corporation                                               $45,000                 487

Nalco Chemical Company                                          $ 335,000               3,631

Nations Convertible Securities Fund                           $ 3,300,000              35,768

New Orleans Firefighters Pension/Relief Fund                    $ 166,000               1,799

New York Life Separate Account #7                                $600,000               6,503

New York Life Insurance and Annuity Corporation              $ 17,000,000             184,262

New York Life Insurance Company                              $ 19,500,000             211,359

Nicholas Applegate Convertible Fund                           $ 2,107,000              22,837

OCM Convertible Trust                                           $ 330,000               3,576

Occidental Petroleum Corporation                                $ 305,000               3,305

Onex Industrial Partners                                      $ 1,850,000              20,052

Onyx Capital Management, LLC                                  $ 5,000,000              54,195

Oxford, Lord Abbett & Co,                                       $ 800,000               8,671

Pacific Life Insurance Company                                  $ 500,000               5,419

Partner Reinsurance Company Ltd.                                $ 225,000               2,438

Pebble Capital Inc.                                             $ 700,000               7,587

Penn Treaty Network America Insurance Company                   $ 295,000               3,197

Peoples Benefit Life Insurance Company Teamsters              $ 3,725,000              40,375

PGEP IV, LLC                                                    $ 113,000               1,224



Physicians Life                                                 $ 487,000               5,278

PIMCO Convertible Bond                                        $ 3,000,000              32,516

Police & Fireman Retirement System of the City                   $850,000               9,213
Of Detroit

Pro Mutual                                                    $ 1,171,000              12,692

Putnam Investment Management Inc. on behalf of: Putnam          $ 190,000               2,059
Asset Allocation Funds-Balanced Portfolio

Putnam Investment Management, Inc. on behalf of: Putnam         $ 130,000               1,409
Asset  Allocation Funds - Conservative Portfolio

Putnam Investment Management, Inc. on behalf of: Putnam       $ 1,000,000              10,838
Convertible Income-Growth Trust

Putnam Investment Management, Inc. on behalf of: Putnam          $ 70,000                 758
Convertible Opportunities and Income Trust

Quattro Global Capital, LLC                                   $ 1,500,000              16,258

Quattro Global Capital, LLC                                   $ 1,500,000              16,258

Ramius Capital Group Holdings, Ltd.                             $ 900,000               9,755

Raytheon Master Pension Trust                                   $ 829,000               8,985

RCG Latitude Master Fund, Ltd.                                   $ 300,00               3,251

RJ Reynolds (RJR)                                               $ 143,000               1,549

Robertson Stephens                                            $30,000,000             325,168

San Diego City Retirement                                     $ 1,247,000              13,516

San Diego County Convertible                                  $ 2,674,000              28,983

San Diego Employees Retirement Association                    $ 1,900,000              20,593

Salomon Brothers Asset Management Inc.                        $31,750,000             344,136

Screen Actors Guild Convertible                                 $ 662,000               7,175



SG Cowen Securities                                            $9,000,000              97,550

Shell Pension Trust                                             $ 642,000               6,958

Silvercreek Limited Partnership                               $ 1,100,000              11,923

Southern Farm Bureau Life Insurance                             $ 770,000               8,345

State Employees' Retirement Fund of the State of Delaware       $ 565,000               6,124

State of Connecticut Combined Investment Funds                $ 1,245,000              13,494

State of Maryland  Retirement Agency                          $ 3,880,000              42,055

State of Oregon Equity                                        $ 5,975,000              64,762

State Street Bank custodian For GE Pension Trust              $ 1,805,000              19,564

Starvest Combined Portfolio                                   $ 1,185,000              12,844

Teachers Insurance and Annuity Association                    $ 3,500,000              37,936

The Estate of James Campbell                                    $ 895,000               9,700

The Putnam Advisory Company, Inc. on behalf of:  University      $ 30,000                 325
of  Rochester

The Putnam Advisory Company, Inc. on behalf of:                  $ 50,000                 541
Parker-Hammifin Corporation

The Putnam Advisory Company, Inc. on behalf of: Museum of        $ 30,000                 325
Fine Arts, Boston

The Putnam Advisory Company, Inc. on behalf of: ProMutual       $ 100,000               1,083

TQA Master Fund                                                 $ 500,000               5,419

Tracor, Inc. Employees Retirement Plan                          $ 172,000               1,846

Transamerica Life Insurance and Annuity Company               $ 8,000,000              86,711

Transamerica Premier Balanced Fund                            $ 1,000,000              10,838



UBS O'Connor LLC, F/B/O UBS Global Equity Arbitrage Master      $ 500,000               5,419
Limited

Value Realization Fund B, LP                                     $450,000               4,877

Value Realization Fund, LP                                    $ 8,000,000              86,711

Vanguard Convertible Securities Fund, Inc.                    $ 1,335,000              14,469

Viacom Inc. Pension Plan Master Trust                            $ 68,000                 737

Wake Forest University                                        $ 1,163,000              12,605

Writers Guild Convertible                                       $ 385,000               4,172

Wyoming State Treasurer                                       $ 1,329,000              14,404

Zeneca Holdings Trust                                            $765,000               8,291

Zurich HFR Master Hedge Fund Index Ltd                          $ 100,000               1,083

Zurich HFR Calamos Holding Limited                               $ 80,000                 867

Zurich HFR Master Hedge Fund Index Ltd                          $ 200,000               2,167

1976 Distribution Trust FBO A.R. Lauder/Zinterhofer              $ 21,000                 227

1976 Distribution Trust FBO Jane A. Lauder                       $ 21,000                 227


(1) The number of securities beneficially owned is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any securities as to which the individual has sole or shared voting power or investment power and also any securities which the individual has the right to acquire within 60 days after the date the selling holder provided this information, through the exercise of any stock option or other right. The inclusion in the table of securities, however, does not constitute an admission that the selling holders are direct or indirect beneficial owners of those securities. The selling holders have sole voting power and investment power with respect to all securities of capital stock listed as owned by the selling holders.


This Prospectus Supplement No. 1 should be read in conjunction with the Prospectus dated March 9, 2001.